UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 28, 2009
EXTERRAN HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33666	74-3204509

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

16666 Northchase Drive,
Houston, Texas	77060

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (281) 836-7000
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On May 28, 2009, the board of directors (the “Board”) of Exterran Holdings, Inc. increased the size of the Board from 10 to 11 directors and appointed Mark A. McCollum, 50, as a director. Mr. McCollum has served as Executive Vice President and Chief Financial Officer of Halliburton Company (an energy services company, including well construction, well completion and enhancement, and reservoir engineering) since December 2007 and as Senior Vice President and Chief Accounting Officer since August 2003. Previously, Mr. McCollum served as Senior Vice President and Chief Financial Officer of Tenneco Automotive, Inc. (a supplier of ride control, emissions control and elastomer products) from April 1998 to August 2003. Mr. McCollum served as a director of Exterran GP LLC, our wholly-owned subsidiary and the managing general partner of Exterran Partners, L.P., from October 2006 until immediately prior to his appointment to the Board.
     The Board determined that Mr. McCollum is independent under applicable laws, regulations, our Corporate Governance Principles and the rules of the New York Stock Exchange. There is no arrangement between Mr. McCollum and any other persons pursuant to which he was appointed as a director. There are no relationships between Mr. McCollum and us that would require disclosure pursuant to Item 404(a) of Regulation S-K.
     In connection with his appointment as director, on May 28, 2009 the Board approved a grant of 8,119 shares of restricted stock to Mr. McCollum under our Amended and Restated 2007 Stock Incentive Plan. The restricted stock will vest on each anniversary date of the grant at the rate of one-third per year over a three-year period. Mr. McCollum will receive compensation for his service as a director consistent with that provided to our other non-employee directors, as previously disclosed in our annual proxy statement, and will be eligible to participate in our Directors’ Stock and Deferral Plan. The terms of our Directors’ Stock and Deferral Plan are incorporated herein by reference to Exhibit 10.16 of our Current Report on Form 8-K filed on August 23, 2007.

Item	9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Press release of Exterran Holdings, Inc. dated June 1, 2009

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTERRAN HOLDINGS, INC.
June 1, 2009	By:	/s/ Donald C. Wayne
Donald C. Wayne
Senior Vice President, General Counsel and Secretary

Exhibit Index
99.1	Press release of Exterran Holdings, Inc. dated June 1, 2009